SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          April 19, 2016
                          Date of Report
                (Date of Earliest Event Reported)

                         BOOKCOINS INC.
(Exact Name of Registrant as Specified in its Charter)

            LINCOLN HILL ACQUISITION CORPORATION
(Former Name of Registrant as Specified in its Charter)

Delaware                   000-55565                   81-1014372
(State or other        (Commission File Number)      (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)

                  9545 Wilshire Boulevard, Suite 610
                   Beverly Hills, California 90212
           (Address of principal executive offices) (zip code)

                         6019-2956890
       (Registrant's telephone number, including area code

                    215 Apolena Avenue
              Newport Beach, California 92662
      (Former Address of Principal Executive Offices)

ITEM 3.02     Unregistered Sales of Equity Securities

    On April 20, 2016, BookCoins Inc. (formerly Lincoln Hill Acquisition Corporation) (the "Registrant" or the "Company") issued 19,500,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 20,000,000 shares of common stock as follows:

                19,500,000 Jean Yves Armand Gicquel

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On April 19, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 7, 2016 as amended and supplemented by the information contained in this report.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On April  19, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Jean Yves Armand Gicquel was named sole director of the Registrant.

         Jean Yves Armand Gicquel was appointed President and Treasurer of the Registrant.

    Jean Yves Armand Gicquel serves as the sole officer and director of the Registrant. Mr. Gicquel is a French-born international entrepreneur and investor in various industries. In 1996, Mr. Gicquel started Gicquel Communication Services which has worked closely over the years with international projects and negotiations, particularly with Malaysian officials. Mr. Gicquel has acted as interpreter in negotiations with French-speaking businessmen from Europe and Africa and has contributed to the advancement of Malaysian exports. He has been an invited speaker at a number of international events including in the United States, Europe, China and Asia.

                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             BOOKCOINS INC.


Date: April 20, 2016
                             /s/ Jean Yves Armand Gicquel
                                 President